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                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 1996 appearing on page 11 of Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1995.



PRICE WATERHOUSE LLP
San Diego, California
December 18, 1996